LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
LOSS PER SHARE
Schedule of computation of basic and diluted net loss per ordinary share

	For the years ended December 31,
	2024	2023	2022
Net Loss Attributable to Kaixin’s Shareholders	$(40,972)	$(53,563)	$(84,706)

Loss Per Share
Basic and diluted	$(26.05)	$(140.44)	$(380.86)
Weighted Average Shares Used in Calculating Net Loss Per Share
Basic and diluted	1,572,546	381,393	222,408